UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2022

New Fortress Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. 19th Street, 8th Floor New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (516) 268-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	“NFE”	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01.     Entry into a Material Definitive Agreement.

On May 31, 2022, an indirect subsidiary of New Fortress Energy, Inc. (“NFE”), LNG Power Limited (“LNG”), a private limited company incorporated under the laws of England and Wales, and Ebrasil Energia Ltda., a sociedade empresária limitada organized under the laws of Brazil (“Ebrasil”), the indirect shareholders of Ebrasil (the “Ebrasil Individual Sellers”, together with Ebrasil, the “Ebrasil Sellers”, and the Ebrasil Sellers together with LNG, the “Sellers”), Electricidade do Brasil S.A. — EBRASIL, a sociedade anônima organized under the laws of Brazil, as the guarantor of the obligations of the Ebrasil Individual Sellers, and Eneva S.A., a sociedade anônima organized under the laws of Brazil (“Eneva”), entered into a Share Purchase Agreement (“SPA”) pursuant to which Eneva has agreed to acquire, directly and indirectly, 100% of the shares of (a) Centrais Elétricas de Sergipe Participações S.A. (“CELSEPAR”), which, through its wholly owned subsidiary CELSE – Centrais Elétricas de Sergipe S.A. (“CELSE”), owns 100% of the equity interests of the 1,593 MW Sergipe power plant, and (b) Centrais Elétricas Barra dos Coqueiros S.A. (“CEBARRA”, together with CELSEPAR, the “Companies”), which owns 1.7 GW of expansion rights adjacent to the Sergipe power plant, for a purchase price to Sellers of R$6.1 billion in cash (approximately $1.29 billion USD) (the “Sergipe Purchase and Sale”), which implies a total enterprise value of approximately R$10.2 billion (approximately $2.16 billion USD). Pursuant to the terms of the Sergipe Purchase and Sale, Eneva will be assuming the current debt of CELSE.

The respective boards of directors of LNG and Eneva, and the relevant authorized signatory of Ebrasil empowered pursuant to its articles of association, have approved the SPA and the transactions contemplated thereby. While the Sergipe Purchase and Sale remains subject to approval by Eneva’s shareholders, Eneva shareholders holding approximately 43.8% of the total voting and share capital of Eneva have executed voting agreements agreeing to vote in favor of the approval of the Sergipe Purchase and Sale at a duly convened Eneva shareholders’ meeting.

The purchase price payable by Eneva accrues interest at a rate of CDI + 1% from the December 31, 2021 until the date of the Closing (as defined below) and is subject to certain customary adjustments, including for the amount of any leakage that has occurred from December 31, 2021 to the date of the Closing and includes (a) certain identified actions by the Companies during the relevant period, including, without limitation, making distributions or payments to or for the benefit of the Sellers and their affiliates and assuming or incurring liabilities for the benefit of Sellers or their affiliates, and (b) certain fees and expenses incurred by the Companies in connection with the Sergipe Purchase and Sale.

The SPA contains customary representations and warranties by each of LNG, Ebrasil, the Ebrasil Individual Sellers and Eneva. Ebrasil has also agreed to various covenants in contemplation of a corporate restructuring that is expected to take place before the Closing. In addition, the SPA contains customary interim covenants and agreements, including, among others, an obligation of Sellers to operate, subject to certain exceptions, the Companies in the ordinary course of business consistent with past practice during the period between the execution of the SPA and the Closing, and obligations on the part of Eneva that include (a) duly calling a meeting of its shareholders to approve the Sergipe Purchase and Sale as soon as reasonably possible, but in no event later than 60 days from the date of the execution of the SPA, (b) using reasonable best efforts to obtain all approvals for the Sergipe Purchase and Sale required under specified agreements with lenders and other third parties, (c) obtaining all regulatory approvals for the Sergipe Purchase and Sale, and (d) covenants related to Eneva’s efforts to obtain certain financing in connection with the Sergipe Purchase and Sale.

Under the SPA, the closing of the Sergipe Purchase and Sale (the “Closing”) will occur on the later of (a) October 3, 2022 and (b) the 10th business day after all conditions to Closing have been satisfied or waived (other than those conditions that by their nature are to be satisfied at Closing, but subject to the satisfaction or waiver of those conditions at Closing). The conditions to Closing include: (i) the receipt of all required regulatory approvals; (ii) the receipt of certain specified material third-party consents; (iii) the absence of any legal restraint issued by any court or governmental entity of competent jurisdiction preventing consummation of the Sergipe Purchase and Sale; (iv) the absence of a Material Adverse Effect (as such term is defined in the SPA); (v) the accuracy of each party’s representations and warranties, subject in most cases to materiality or material adverse effect qualifications; (vii) the material compliance with each party’s covenants; and (viii) the approval of Eneva’s shareholders as described above. Completion of Eneva’s acquisition financing is not a condition to Eneva’s obligation to consummate the Sergipe Purchase and Sale.

The Sergipe Purchase and Sale may be terminated by Sellers or Eneva, and terminates automatically, under certain circumstances, including, among others, (a) by either Eneva or Sellers if Closing has not occurred on or before the date that is 270 days from the execution date of the SPA (as may be extended in certain circumstances for up to 60 additional days), (b) by either Eneva or Sellers (acting jointly) if the other breaches, and does not cure, any representation or covenant that would give rise to the failure of a Closing condition and (c) automatically if the Sergipe Purchase and Sale is not approved by Eneva’s shareholders. The SPA further provides that, (i) upon termination of the SPA under certain circumstances, Eneva will be required to pay Sellers a reverse termination fee equal to R$300,000,000, and (ii) upon termination of the SPA under certain other circumstances, Sellers will be required to pay Eneva a termination fee equal to R$250,000,000 (provided that if payment of such termination fee is triggered solely by a breach of LNG, on the one hand, or the Ebrasil

Sellers, on the other hand, then the breaching seller shall reimburse the non-breaching seller the non-breaching seller’s portion of such termination fee).

NFE will continue to operate the Golar Nanook, a Floating Storage and Regasification Unit that remains chartered to CELSE for the next 20 years.

The foregoing summary has been included to provide investors and security holders with information regarding the terms of the SPA and is qualified in its entirety by the terms and conditions of the SPA. It is not intended to provide any other factual information about the parties or their respective subsidiaries and affiliates. The SPA contains representations and warranties by each of the parties to the SPA, which were made only for purposes of the SPA and as of specified dates. The representations, warranties and covenants in the SPA were made solely for the benefit of the parties to the SPA; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the SPA instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the SPA, which subsequent information may or may not be fully reflected in NFE’s or Eneva’s public disclosures.

Item 2.06.     Material Impairments.

NFE acquired its investment in CELSEPAR and the assets and liabilities of CEBARRA as part of its $3.1 billion acquisition of Hygo Energy Transition Ltd on April 15, 2021. In connection with the Sergipe Purchase and Sale, NFE has determined that an other than temporary impairment of the investment in CELSEPAR will reduce net income by approximately $250 million inclusive of a tax benefit for the three months ended June 30, 2022 but exclusive of $76 million of a tax benefit recognized in the first quarter of 2022. Prior to closing the transaction, the assets and liabilities of CEBARRA are expected to be presented as held for sale, and NFE expects to recognize a pre-tax loss of approximately $45 million for the three months ended June 30, 2022. These estimated losses are based on carrying values and exchange rates as of April 30, 2022 and estimates of the closing purchase price expected to be received. The other than temporary impairment loss, net of a tax benefit and loss on disposal are subject to change, and these changes may be material.

The impairment charge or the loss from disposal will not impact NFE’s Adjusted EBITDA1, cash flows or cash balances and is not expected to result in any material future cash expenditures. Accounting for NFE's 50% ownership of CELSEPAR, the transaction is projected to generate proceeds to NFE of approximately $550 million following the paydown of certain debt and other liabilities and net of transaction expenses.

Item 7.01.     Regulation FD Disclosure.

On June 1, 2022, NFE issued a press release announcing the execution of the SPA, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in (and incorporated by reference into) this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements and information that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication other than historical information are forward-looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results. You can identify these forward-looking statements by the use of forward-looking words such as “expects,” “may,” “will,” “approximately,”
1 Adjusted EBITDA is a non-GAAP financial measure that the Company calculates as net income (loss), plus transaction and integration costs, contract termination charges and loss on mitigations sales, depreciation and amortization, interest expense (net of interest income), other (income), net, loss on extinguishment of debt, tax expense, and non-cash charges, including changes in fair value of non-hedge derivative instruments, contingent consideration and impairment charges, adjusting for certain items from our selling, general and administrative not otherwise indicative of ongoing operating performance, plus our pro rata share of Adjusted EBITDA from unconsolidated entities, less the impact of equity in earnings (losses) of unconsolidated entities.

“predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of those words or other comparable words. Forward looking statements include: the successful sale and purchase of the companies in accordance with the terms of the transaction; the projected proceeds of the transaction, including with respect to any foreign exchange risk between the Brazilian Real and the Dollar; satisfaction of the conditions to Closing in accordance with the terms thereof and within the required dates, including approval by the shareholders of Eneva, the Brazilian antitrust agency or any other regulatory agency, as well as the receipt of necessary consents from any third parties; compliance by the parties of the covenants and obligations under the SPA, including the corporate reorganization contemplated by Ebrasil prior to the Closing and Eneva’s obligation to obtain sufficient third-party financing to consummate the transaction; the expected date of the Closing; the expected structure for the Closing; the occurrence of any Material Adverse Effect (as such term is defined in the SPA); NFE’s ability to continue to operate the Golar Nanook; and the impact of the transaction on NFE’s earnings and tax benefits. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the parties to the SPA or the stock prices of such parties.

These forward-looking statements represent the Company’s expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are necessarily estimates based upon current information and are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the risk that the proposed transactions may not be completed in a timely manner or at all; common risks related to the sale and purchase of businesses or assets, including the risk of valuation and successful implementation, and the risks that we may not be able to realize the benefits of any such transactions, among others; fluctuations in exchange rates used to translate the Brazilian Real into U.S. dollars that could result in potential losses and reductions in our proceeds from the transaction resulting from currency fluctuations; possibility that any or all of the various conditions to the consummation of the transaction may not be satisfied or waived (or any conditions, limitations or restrictions placed on such approvals); the receipt, on a timely basis or otherwise, of the required approvals and consents for the transaction by the shareholders of the parties, the required regulators or governmental agencies, third parties or other persons; breach or failure by the parties to comply with the covenants and obligations under the SPA; the continued operations of Golar Nanook and relationship with the new shareholder of the Sergipe power plant; the possibility that long-term financing for the proposed transactions may not be available on favorable terms, or at all; nonpayment or nonperformance by any of parties to the SPA; the effect of the announcement or pendency of the transactions on our operations, including the ability of NFE to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom NFE does business; the outcome of any legal proceedings related to the SPA; the ability of NFE to implement its plans, forecasts and other expectations with respect to NFE’s business after the completion of the proposed transactions; business disruption following the SPA; and the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of NFE’s forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in our annual report, quarterly and other reports filed with the SEC, which could cause its actual results to differ materially from those contained in any forward-looking statement. We undertake no duty to update these forward-looking statements, even though our situation may change in the future.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 1, 2022, issued by New Fortress Energy Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW FORTRESS ENERGY INC.

June 3, 2022	By:	/s/ Christopher S. Guinta
	Name:	Christopher S. Guinta
	Title:	Chief Financial Officer